                       LINCOLN NATIONAL INCOME FUND, INC.

                               1998 Annual Report

                      LINCOLN INVESTMENT MANAGEMENT, INC.

Table of Contents

                                                                 Page
---------------------------------------------------------------------
 Manager Profile                                                   1
 Investment Policies & Objectives                                  1
 President's Letter                                                2
 Portfolio Manager's Discussion                                    3
 Asset Classification                                              5
 Distribution By Quality                                           5
 Portfolio Performance                                             6
 Annual Performance of Lincoln National Income Fund vs. Indices    6
 Total Fund Investments                                            7
 Dividend History                                                  7
 Common Stock Market Prices & Net Asset Value History              8
 Tax Information                                                   8
 Shareholder Meeting Results                                       9
 Financial Statements:
 Statement of Net Assets                                          10
 Statement of Operations                                          21
 Statements of Changes in Net Assets                              22
 Statements of Cash Flows                                         23
 Financial Highlights                                             24
 Notes to Financial Statements                                    26
 Report of Independent Accountants                                32
 Directors & Officers of the Fund                                 33
 Corporate Information                                            34

Manager Profile

Throughout its history, your Fund has been managed by investment affiliates of Lincoln National Corporation. Today, Lincoln Investment Management, Inc. (LIM) brings to the Fund the skills and expertise that it has developed through management of client assets for Lincoln National Corporation, as well as pension plans, foundations, endowments, and other clients.

 LIM invests in nearly all domestic capital markets and has developed an increasing international investment presence. LIM currently has approximately $40 billion in assets under management. The amount and breadth of this investment expertise allows LIM to deliver substantial value to the investment process.
 LIM also believes in the need for consistency in investment strategy and the personnel involved in implementing those strategies. We are pleased to say that the individuals involved with your Fund over the past 17 years are still with Lincoln today and have senior positions affecting the investment results of the Fund.
 In February of 1995, David C. Fischer assumed the portfolio management role for the Lincoln National Income Fund, Inc. Mr. Fischer, who joined LIM in 1988, has extensive experience in the investment industry. Mr. Fischer earned his MBA from Indiana University in 1986 and is a Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA).

Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of current income from interest on fixed-income securities. A secondary objective is to obtain long-term capital appreciation. Substantially, all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net realized gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carryforward.
 The investment portfolio will have a significant component of private placement investments in fixed-income securities. Some of these may have equity participation rights either through warrants or convertible features. The Fund also will invest in publicly traded fixed-income securities and high-yield equity securities.
 The Fund may borrow to purchase securities in an amount not exceeding 20 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1998, has chosen not to do so.

President's Letter 1998 Annual Report

Dear Shareholder:

In a turbulent year, we are pleased the Lincoln National Income Fund (the "Fund") achieved a Net Asset Value ("NAV") total return of 8.03%. Last year was an incredible year with the most financial market volatility by many measures since 1987. Strong returns were recorded for large cap stocks (S&P 500 +28.6%), poor returns for small cap stocks (Russell 2000 -2.2%), solid returns for high-quality bonds (Lehman Government/Corporate +9.47%), and disappointing returns for low quality bonds (Lehman High Yield +1.9%). Simply, the market rewarded liquidity and size.
 The Fund has typically invested in mid to lower quality bonds, some with limited liquidity. We believe a total return of just over 8% represents a solid performance, although slightly behind the Lehman Corporate Index. The Fund's market return was an outstanding 17.2% as the Fund began the year at a 3% discount to NAV and ended the year with a 6% premium. We are pleased the market finds substantial value in your Fund and Morningstar has awarded the Fund a five-star rating.
 The global financial turmoil that began in Asia in 1997 continued to be the story in 1998. The Russian default and resulting "flight to quality" led the Federal Reserve to act aggressively as they cut the discount rate three times during the latter part of 1998. Other countries such as Brazil are currently combating currency issues that diminish global confidence, but we expect 1999 will be a better year for credit risk. Still, credit spreads remain stubbornly wide and we especially like the corporate bond market, which will remain the foundation of the Fund's portfolio.
 Treasury rates declined another 100 basis points in 1998 to levels not seen since the 1950's. With rates this low, the Fund has a difficult time reinvesting at interest rate levels that support the current dividend level. Repeating our concerns from last year, maintaining the Fund's dividend yield in this low rate environment will be a challenge. For 1999, about $6 to 7 million of bond maturities and expected calls from the portfolio will need to be reinvested at today's lower yields. This could lower the Fund's income roughly $.08 per share for the year.
 We do not expect a recession in 1999. The Federal Reserve has taken the necessary action to keep our economy sound. The United States is by far the best performing economy in the world, however, many people are concerned Year 2000 ("Y2K") technology issues remain a real risk to the economy. Assessing its possible magnitude is difficult. We believe Y2K will be more of a severe inconvenience rather than an economic Armageddon, but it is possible Y2K, coupled with a slowing world economy, could be enough to cause a recession in early 2000. As we see these events unfold, we may need to make defensive adjustments to the portfolio. For now, however, we feel the Fund, with its balance of interest rate and credit risks, is a very attractive investment for income-oriented investors in 1999.

Sincerely,

/s/ H. Thomas McMeekin
H. Thomas McMeekin
President
January 29, 1999

Portfolio Manager's Discussion

Review of 1998

Truly it was an incredible year for the markets with a dramatic financial asset sell-off in the late summer followed by an equally dramatic recovery of U.S. equities to end the year. The spark for the financial turmoil was the debt default by Russia that scared an already jittery market into a mini-crash. This led to a massive flight to quality in the August to October period that included the near-bankruptcy of the prestigious hedge fund, Long Term Capital Partners. During this flight to quality, about the only strong performing asset category was Treasury bonds. Credit risk was significantly repriced to levels that would indicate a market forecast of a substantial probability of a U.S. economic recession. The crisis seemed to pass when the Fed eased interest rates for the third time on October 15.
 As opposed to the equity markets, bond risk premiums did not recover substantially from the worst levels of October as equity market optimism did not carry over to the bond market. This is because the technology sector, the primary catalyst for the equity market recovery, does not have a substantial amount of bonds outstanding. Corporate bonds and mortgage-backed securities both under-performed Treasuries during the year. Treasury rates declined during the year about 100 basis points on average; thus, the assumption of interest rate risk was a good bond market strategy in 1998.
 For the year, Lincoln National Income Fund achieved an NAV total return of 8.03%, 144 basis points behind the Lehman Corporate Bond Index return of 9.47%. The year was unusual in that credit spreads widened substantially in a non-recession year and the lower the portfolio quality, the lower the total return. Although we would like to out-perform this index every year, the Fund remains comfortably ahead of the index over longer periods. Over the last three years, the Fund achieved an annualized NAV total return of 8.23% compared with 7.32% for the Lehman Corporate Bond index, a 91 basis point advantage for the Fund. For the five- year period, the Fund had an average annualized total return of 8.34%, 60 basis points better than the index average of 7.74%.
 We are pleased with how the Fund compares to our Morningstar peer group. In this peer group, we were 15th of 35 funds for NAV return in 1998, but first in market return with our 17.42% performance. For longer periods, we are 14th of 35 funds in 3-year annualized NAV return and 3rd of 35 in 5-year annualized NAV return. We are also happy to report that we are first in our peer group in both 10-year NAV and market returns. We are one of the four 5-star funds in our group of 35 Morningstar peers.
 For several years now, the Fund has worked with the private placement staff at Lincoln Investment Management to invest in subordinated debt deals with equity kickers. This segment of the market is called the "mezzanine" market, the financing level between debt and equity. This component of the portfolio has been roughly 5% of assets over the last several years and has been a key contributor to the Fund's good returns. In 1998, our net realized and unrealized gains for these investments were roughly $300,000. We had gains of approximately $1,300,000 for our investments in Global Crossing, Nebraska Book Company and Summit Acceptance and write-downs of approximately $1,000,000 for our investments in Murray's Discount Auto Stores and Centennial Resources. The total return for this segment of the portfolio was above 15% given the above-mentioned gains and the high interest coupons for these investments. We plan to continue our commitment of 5% of assets to these types of investments in the future.
 Murray's and Centennial were both businesses in substantial financial trouble in 1998 with Murray's narrowly avoiding bankruptcy and Centennial actually going into bankruptcy. Despite our strenuous workout efforts, we do not feel that we will be able to achieve much in the way of a recovery in either of these investments. These are the first problem investments in our mezzanine segment for several years.
 Offsetting these problems in a major way is the significant gain we have in our equity position in Global Crossing, a trans-Atlantic fiber optic cable company. The stock was acquired from the exercise of warrants during 1998. The stock has risen substantially from its IPO in August at $19 per share, as the firm is expected to be a major carrier of trans-Atlantic internet traffic. The stock value and unrealized gain as of December 31, 1998, is approximately $900,000.
 Another credit situation that we want to comment on is DLJ Mortgage
Acceptance Corp. Series 1995 QT4 Class A1. This security was valued at $45 at 12/31/97 and at $27 as of 12/31/98. The Fund filed a legal action in federal court (co-plaintiff with Lincoln National Life Insurance Company) against DLJ Securities Corporation alleging material omissions by DLJ in selling the 1995 QT4 securities to the Fund. The case is scheduled for trial in July of 1999.

1999 Investment Outlook

With the three rate cuts made during the market turmoil last year, the Fed has most likely taken the necessary steps to avert a recession in 1999 and, in fact, may have prepared the economy for a 2.5 to 3.0% GDP growth. We see that as the most likely scenario. However, there are still reasons to be wary. One wildcard remaining is the effect on the US economy of solving the Y2K computer problem. Also, many foreign economies are still in recession. Accordingly, we believe there is still a recession probability of 20-25% for the US over the next 12-18 months. We also continue to believe the corporate sector of the economy will perform worse than the economy in total.
 Inflation should be below 1% in 1999 allowing long term Treasury rates to stay mostly in a 4.5% to 5.5% range. Credit spreads are currently attractive, and we once again will position the Fund to be overweighted in corporate bonds versus the index. Credit spreads are pricing in more recession probability than the equity markets, and thus, don't have that far to widen should an economic downturn occur. So, notwithstanding the expected weakness of the corporate sector, we believe corporate bonds are currently attractive. We also find mortgage-backed securities attractive at current spread levels.

Respectfully,

/s/David C. Fischer

David C. Fischer
Portfolio Manager
January 29, 1999

Asset Classification
As of December 31, 1998


                       (Dollars in
                        Millions)
-------------------------------------
Public Debt            68.89%  $92.4
Government/Gov't
Agency                  5.10%  $ 6.8
Private Placements     22.87%  $30.7
Equities/Partnerships   1.51%  $ 2.0
Short-Term
Investments             1.71%  $ 2.3
Other Liabilities      (0.08)% $(0.1)


Distribution By Quality
As of December 31, 1998

                     (Dollars in
                      Millions)
-----------------------------------
  Other Liablities  (0.08)%  $(0.1)
         B            1.00%  $ 1.3
      Equities        1.51%  $ 2.0
     Short-Term
    Investments       1.72%  $ 2.3
        AAA           2.81%  $ 3.8
         AA           3.01%  $ 4.0
     Not Rated        5.65%  $ 7.6
         BB           5.87%  $ 7.9
         A           22.12%  $29.7
 Private Placements  22.82%  $30.6
        BBB          33.57%  $45.0

Portfolio Performance
As of December 31, 1998


The accompanying graph presents the
cumulative net asset value total
return for the Fund compared to the
Lehman Corporate Bond Index and the
Standard & Poor's 500 Index of
common stocks (with dividends
reinvested). This shows each
category's results of what $1,000
invested in 1973 would have grown to
by the end of 1998 assuming
reinvestment of dividends.

[Graph of Portfolio Performance Appears Here]

                        1973     1978     1985     1988     1993
                        ----     ----     ----     ----     ----
Lincoln National
 Income Fund           $1,000   $1,383   $3,744   $5,332   $9,537
Lehman Corporate
 Bond Index            $1,000   $1,386   $3,096   $3,939   $6,757
Standard & Poor's
 500 Index             $1,000   $1,056   $3,289   $4,789   $9,432
-
                        1997     1998
                        ----     ----
Lincoln National
 Income Fund           $13,180  $14,238
Lehman Corporate
 Bond Index            $ 9,035  $ 9,784
Standard & Poor's
 500 Index             $21,546  $27,293

The following table displays the net asset value total return for the Fund on a cumulative basis compared to the Lehman Corporate Bond Index and Standard & Poor's 500 Index of common stocks.

                                                                       Since
                                                                   Inception
                         1 Year 3 Years 5 Years 10 Years 15 Years (26 Years)
----------------------------------------------------------------------------
Lincoln National Income
Fund                      8.03%  26.76%  49.29%  167.03%  421.43%   1323.80%
Lehman Corporate Bond
Index                     9.47%  23.28%  44.79%  148.41%  340.97%    878.40%
Standard & Poor's 500
Index*                   28.60% 107.68% 189.37%  469.95% 1061.58%   2629.30%

* Dividends Reinvested

Annual Performance of Lincoln National Income Fund vs. Indices

        Income       Lehman   S&P 500           Income       Lehman    S&P 500
          Fund    Corporate     Index             Fund    Corporate      Index
-------------------------------------------------------------------------------
1973     3.20%        2.28%   (14.69%)   1986   17.55%       15.62%     18.67%
1974   (12.60%)       0.17%   (26.47%)   1987    5.04%        2.29%      5.25%
1975    13.03%       12.30%    37.23%    1988   15.35%        7.58%     16.56%
1976    17.24%       15.59%    23.93%    1989   17.38%       14.23%     31.63%
1977     7.82%        2.99%    (7.13%)   1990    1.31%        8.28%     (3.11%)
1978     7.28%        1.18%     6.58%    1991   21.34%       16.13%     30.40%
1979    12.92%        2.30%    18.60%    1992    6.96%        7.58%      7.61%
1980    15.37%        3.06%    32.46%    1993   15.89%       11.03%     10.06%
1981     4.73%        7.26%    (4.92%)   1994   (7.52%)      (3.93%)     1.31%
1982    26.24%       31.10%    21.55%    1995   27.35%       22.25%     37.53%
1983    14.67%        7.99%    22.56%    1996    5.36%        3.28%     22.94%
1984    16.88%       15.02%     6.27%    1997   11.37%       10.23%     33.36%
1985    17.30%       21.30%    31.73%    1998    8.03%        9.47%     28.60%

Total Fund Investments
At Market or Fair Values as of December 31,

                                     1998                 1997
                                 (000)  % of Total    (000)  % of Total
------------------------------------------------------------------------
Public Debt Securities        $ 99,250         74% $102,972         78%
Private Placement Securities    30,680         23%   24,707         19%
Common Stocks & Warrants             9          0%       25          0%
Preferred Stocks                 1,578          1%    2,680          2%
Short-Term Investments           2,300          2%    3,293          3%
Partnerships                       444          0%      281          0%
Other Assets/(Liabilities)        (126)         0%   (2,226)        (2%)
------------------------------------------------------------------------
 Total Net Assets             $134,135        100% $131,732        100%

Dividend History

The Fund in its lifetime has distributed common dividends of $30.17 per share which represents 241.4 percent of its offering price of $12.50 per share as adjusted for the 1993 common stock split. On February 27, 1992, the Fund changed its policy of retaining long-term capital gains to one of distributing them. Previous year retention's allowed the Fund to grow its assets by $6,490,687 which is net of capital gains tax. The table below shows the common dividend per share history as adjusted for the two-for-one stock split.

                               Annual                                                            Annual
Year                         Dividend                           Year                           Dividend
-------------------------------------------------------------------------------------------------------
1976 and Prior                  $3.15                           1988                              $1.23
1977                             0.90                           1989                               1.17
1978                             0.90                           1990                               1.18
1979                             0.92                           1991                               1.15
1980                             0.97                           1992                               1.68
1981                             1.04                           1993                               1.77
1982                             1.12                           1994                               1.28
1983                             1.14                           1995                               1.32
1984                             1.20                           1996                               1.47
1985                             1.27                           1997                               1.52
1986                             1.17                           1998                               1.10
1987                             1.52

Common Stock Market Prices and Net Asset Value History
(Unaudited)

1998
                Market Prices and Volumes      Net Asset Value
                High     Low   Close  Volume   High    Low  Close
-----------------------------------------------------------------
1st Quarter  $14.000 $13.125 $13.875 378,500 $13.76 $13.58 $13.75
2nd Quarter   14.188  13.438  14.063 300,000  13.82  13.52  13.69
3rd Quarter   14.375  12.938  14.375 315,400  13.90  13.43  13.90
4th Quarter   14.625  13.938  14.188 181,900  14.17  13.39  13.39
1997
                Market Prices and Volumes      Net Asset Value
                High     Low   Close  Volume   High    Low  Close
-----------------------------------------------------------------
1st Quarter  $13.000 $12.375 $12.750 498,900 $13.77 $13.42 $13.42
2nd Quarter   13.250  12.375  13.250 351,100  13.68  13.16  13.64
3rd Quarter   14.000  13.063  13.875 381,700  14.12  13.62  14.12
4th Quarter   14.000  12.875  13.063 335,200  14.19  13.43  13.43
1996
                Market Prices and Volumes      Net Asset Value
                High     Low   Close  Volume   High    Low  Close
-----------------------------------------------------------------
1st Quarter  $13.875 $12.875 $13.125 304,700 $14.32 $13.82 $13.83
2nd Quarter   13.250  12.375  13.000 239,200  13.88  13.36  13.71
3rd Quarter   13.125  12.125  13.000 275,300  13.74  13.43  13.77
4th Quarter   13.125  12.250  12.500 433,000  14.27  13.47  13.47

Shares are listed on the New York Stock Exchange under the trading symbol LND.

Tax Information
(Unaudited)

Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $1.10 per share to common shareholders for the tax year 1998. Common dividend payments made in April, July, October and mid-January 1999 are taxable in the 1998 tax year.
 In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.
 The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below.

                                                          Common    Preferred
                                                    Shareholders Shareholders
------------------------------------------------------------------------------
Ordinary Income Dividend Amount Per Share              $    1.05    $   54.50*
Long-Term Capital Gains Per Share                      $    0.05    $    1.76*
Corporation's Dividend Received Deduction--Percent     2.112470%    2.112470%
Corporation's Dividend Received Deduction--$ Per
Share                                                  $0.032414    $1.664900*

* Based on 40,000 shares of preferred stock outstanding.

Shareholder Meeting Results (Unaudited)

The Fund had its annual Shareholder meeting on April 24, 1998. Two proposals were presented to shareholders for vote. Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,396,201 shares of Common Stock (77.92% of the total outstanding shares) and 21,700 of Variable Term Preferred (VTP) stock shares (54.25% of the total outstanding shares) were voted. The following table highlights the results of the vote.

                                             Number of    Number of Number of
                                          Shares Voted Shares Voted    Shares
                                                   FOR      AGAINST ABSTAINED
-----------------------------------------------------------------------------
Proposal I
Election of Directors--Common Stock
   T. Bindley                                5,266,453      129,748         -
   A. Cepeda                                 5,282,996      113,205         -
   R. Deshaies                               5,291,451      104,750         -
   C. Freund                                 5,269,243      126,958         -
   T. McMeekin                               5,286,803      109,398         -
   D. Toll                                   5,270,195      126,006         -
   A. Warner                                 5,275,432      120,769         -
Election of Directors--VTP
   T. Bindley                                   21,700            -         -
   R. Burridge                                  21,700            -         -
   A. Cepeda                                    21,700            -         -
   R. Deshaies                                  21,700            -         -
   C. Freund                                    21,700            -         -
   T. Mathers                                   21,700            -         -
   T. McMeekin                                  21,700            -         -
   D. Toll                                      21,700            -         -
   A. Warner                                    21,700            -         -
Proposal II
Ratification of the Selection of Auditor
(PricewaterhouseCoopers LLP)                 5,311,992       18,646    87,263

Year 2000 (Unaudited)

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Lincoln National Income Fund, Inc.
Statement of Net Assets
As of December 31, 1998

 Investments--Notes A & B               Par      Market or
 Public Debt Securities (74.0%)        Amount    Fair Value
------------------------------------------------------------
 Aerospace & Defense (1.6%)
 McDonnell Douglas
 9.25%, 4/1/02                       $1,000,000 $  1,113,750
 Raytheon
 6.55%, 3/15/10                       1,000,000    1,040,000
                                                ------------
                                                   2,153,750
                                                ------------
 Airline (5.0%)
 American Airline
 9.83%, 1/1/02                        1,095,818    1,171,764
 AMR
 10.00%, 4/15/21                      1,000,000    1,277,500
 Delta Air Lines
 9.90%, 6/16/02                       1,473,000    1,613,811
 United Air Lines
 8.70%, 10/7/08                         868,970      958,800
 9.35%, 4/7/16                        1,500,000    1,746,277
                                                ------------
                                                   6,768,152
                                                ------------
 Banking (6.0%)
 Banc One
 9.88%, 3/1/09                        1,000,000    1,321,250
 BankAmerica
 10.00%, 2/1/03                       1,000,000    1,156,250
 First USA Bank Wilmington Delaware
 7.65%, 8/1/03                        1,000,000    1,080,000
 Hong Kong & Shanghai Bank
 5.81%, 12/29/49                        500,000      360,375
 Lloyds Bank
 8.00%, 6/29/49                       1,000,000      827,000
 Mellon Capital I Notes
 7.72%, 12/1/26                         400,000      436,000
 NationsBank
 8.13%, 6/15/02                       1,000,000    1,088,750
 Standard Charter
 6.06%, 11/29/49                      1,000,000      614,100
 Wells Fargo
 6.13%, 11/1/03                       1,000,000    1,032,500
                                                ------------
                                                   7,916,225
                                                ------------
 Building & Materials (0.2%)
 Toll Brothers
 8.75%, 11/15/06                        250,000      260,000
                                                ------------
                                                     260,000
                                                ------------

The accompanying notes are an integral part of the financial statements.

                                               Par      Market or
 Public Debt Securities (continued)           Amount    Fair Value
-------------------------------------------------------------------
 Cable, Media & Publishing (5.0%)
 Capital Cities ABC
 8.88%, 12/15/00                            $1,000,000 $  1,066,250
 K-III Communications
 8.50%, 2/1/06                                 250,000      257,500
 News America Holdings
 9.25%, 2/1/13                               1,000,000    1,242,500
 Tele-Communications
 9.25%, 1/15/23                              2,000,000    2,277,500
 Time Warner
 9.13%, 1/15/13                              1,500,000    1,901,250
                                                       ------------
                                                          6,745,000
                                                       ------------
 Chemicals (0.2%)
 ISP Holdings
 9.00%, 10/15/03                               250,000      264,062
                                                       ------------
                                                            264,062
                                                       ------------
 Electronics & Electrical Equipment (0.2%)
 AMETEK
 7.20%, 7/15/08                                250,000      251,250
                                                       ------------
                                                            251,250
                                                       ------------
 Energy (4.5%)
 Coastal
 9.75%, 8/1/03                               1,000,000    1,178,750
 Enron
 9.50%, 6/15/01                              1,000,000    1,086,250
 Gulf Canada Resources
 9.63%, 7/1/05                                 250,000      253,750
 Oryx Energy
 10.00%, 4/1/01                              1,000,000    1,082,500
 Pennzoil
 10.13%, 11/15/09                            1,000,000    1,201,250
 Sun
 9.38%, 6/1/16                               1,000,000    1,213,750
                                                       ------------
                                                          6,016,250
                                                       ------------
 Finance (11.6%)
 Avalon Bay Communities
 6.80%, 7/15/06                                500,000      496,875
 Beneficial
 6.85%, 9/10/04                              1,610,000    1,712,638
 Chrysler Finance
 9.50%, 12/15/99                             1,000,000    1,039,710

The accompanying notes are an integral part of the financial statements.

                                       Par      Market or
 Public Debt Securities
 (continued)                          Amount    Fair Value
-----------------------------------------------------------
 Finance (continued)
 Citicorp Mortgage Securities
 Series 1991-6 Class B
 8.75%, 5/25/21                     $  500,000 $    510,469
 Dow Capital
 9.00%, 5/15/10                      1,000,000    1,226,250
 Duke Capital
 6.25%, 7/15/05                      1,000,000    1,036,250
 Fleet/Norstar Financial Group
 8.63%, 1/15/07                      1,000,000    1,187,500
 General Electric Capital
 8.75%, 5/21/07                      1,000,000    1,216,250
 General Motors Acceptance
 8.88%, 6/1/10                       1,500,000    1,865,625
 Greentree Financial Corporation
 8.65%, 1/15/20                      1,000,000    1,018,321
 Lehman Brothers Holdings
 7.38%, 5/15/07                        500,000      526,250
 Merrill Lynch Mortgage Investors
 10.00%, 3/15/10                       402,961      429,084
 Mid-America Finance
 6.38%, 9/1/05                         500,000      481,250
 NWA Trust
 10.23%, 6/21/14                       456,935      541,468
 Resolution Trust Corporation
 8.80%, 8/25/23                         60,250       60,250
 Selkirk Cogen Funding Corporation
 8.65%, 12/26/07                       971,951    1,085,676
 SMA Finance
 6.40%, 11/16/06                     1,000,000    1,026,875
                                               ------------
                                                 15,460,741
                                               ------------
 Food, Beverage & Tobacco (2.3%)
 Chiquita Brands International
 9.63%, 1/15/04                        250,000      258,750
 Conagra
 7.40%, 9/15/04                      1,500,000    1,590,000
 Marsh Supermarket
 8.88%, 8/1/07                         250,000      262,188
 RJR Nabisco
 8.75%, 8/15/05                      1,000,000    1,040,000
                                               ------------
                                                  3,150,938
                                               ------------

The accompanying notes are an integral part of the financial statements.

                                              Par      Market or
 Public Debt Securities (continued)          Amount    Fair Value
------------------------------------------------------------------
 Government & Government Agency (5.1%)
 Federal Home Loan Mortgage Corporation
 7.80%, 9/15/20                            $  650,211 $    668,113
 7.00%, 9/17/31                               920,924      927,178
 Federal National Mortgage Association
 9.20%, 12/25/17                              146,258      146,885
 9.00%, 3/1/24                                560,788      606,264
 6.50%, 12/1/27                             1,840,771    1,856,302
 Government National Mortgage Association
 9.00%, 8/15/21                               691,041      741,357
 9.00%, 3/15/23                             1,773,665    1,901,147
                                                      ------------
                                                         6,847,246
                                                      ------------
 Healthcare & Pharmaceuticals (0.2%)
 Beckman Instruments
 7.10%, 3/4/03                                250,000      259,062
                                                      ------------
                                                           259,062
                                                      ------------
 Industrial Machinery (1.3%)
 AGCO Corporation
 8.50%, 3/15/06                               250,000      240,000
 Black & Decker Corporation
 8.91%, 1/21/02                               500,000      548,750
 Caterpillar Tractor
 6.00%, 5/1/07                              1,000,000    1,000,000
                                                      ------------
                                                         1,788,750
                                                      ------------
 Insurance (2.2%)
 Allstate
 7.50%, 6/15/13                             1,000,000    1,143,750
 Conseco
 7.88%, 12/15/00                              500,000      501,875
 Nationwide
 9.88%, 2/15/25                             1,000,000    1,238,750
                                                      ------------
                                                         2,884,375
                                                      ------------
 Leisure, Lodging & Entertainment (1.2%)
 ITT
 6.75%, 11/15/03                              500,000      477,500
 MGM Grand
 6.88%, 2/6/08                              1,000,000      915,000
 Speedway Motorsports
 8.50%, 8/15/07                               250,000      263,750
                                                      ------------
                                                         1,656,250
                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                      Par      Market or
 Public Debt Securities
 (continued)                         Amount    Fair Value
----------------------------------------------------------
 Metals & Mining (3.3%)
 Cyprus Amax Minerals
 7.38%, 5/15/07                    $  500,000 $    503,750
 EES Coke Battery
 7.13%, 4/15/02                       374,250      379,864
 Inco
 9.60%, 6/15/22                     1,000,000    1,142,500
 Noranda
 8.00%, 6/1/03                      1,500,000    1,550,625
 Pohang Iron and Steel
 7.13%, 11/1/06                     1,000,000      863,750
                                              ------------
                                                 4,440,489
                                              ------------
 Miscellaneous (1.2%)
 Quebec Province
 11.00%, 6/15/15                    1,000,000    1,106,250
 Republic of Colombia
 7.63%, 2/15/07                       300,000      249,750
 Venezuela
 9.25%, 9/15/27                       500,000      297,500
                                              ------------
                                                 1,653,500
                                              ------------
 Packaging & Containers (0.2%)
 Container Corporation of America
 11.25%, 5/1/04                       250,000      260,000
                                              ------------
                                                   260,000
                                              ------------
 Paper & Forest Products (1.2%)
 Georgia-Pacific
 9.50%, 5/15/22                     1,500,000    1,650,000
                                              ------------
                                                 1,650,000
                                              ------------
 Real Estate (3.2%)
 Comp De DeSarollo
 10.19%, 5/31/11                      500,000      375,000
 Duke Realty
 7.05%, 3/1/06                        500,000      520,000
 ERP Operating
 6.63%, 4/13/05                       400,000      391,500
 Highwoods Realty
 7.00%, 12/1/06                       600,000      603,750
 7.50%, 4/15/18                       400,000      391,000
 Irvine Apartment Communities
 7.00%, 10/1/07                     1,000,000      956,250
 Liberty Property
 7.10%, 8/15/04                     1,000,000    1,048,750
                                              ------------
                                                 4,286,250
                                              ------------

The accompanying notes are an integral part of the financial statements.

                                          Par      Market or
 Public Debt Securities (continued)      Amount    Fair Value
--------------------------------------------------------------
 Retail (0.9%)
 Sears Roebuck
 9.05%, 2/6/12                         $1,000,000 $  1,271,250
                                                  ------------
                                                     1,271,250
                                                  ------------
 Telecommunications (3.1%)
 MCI Communications
 7.50%, 8/20/04                         1,000,000    1,083,750
 Nynex
 9.55%, 5/1/10                          1,504,680    1,783,046
 Rogers Cantel
 9.38%, 6/1/08                            250,000      265,000
 Worldcom
 8.88%, 1/15/06                         1,000,000    1,090,000
                                                  ------------
                                                     4,221,796
                                                  ------------
 Textiles, Apparel & Furniture (1.0%)
 Interface
 7.30%, 4/1/08                            250,000      255,000
 Whirlpool Corporation
 9.00%, 3/1/03                          1,000,000    1,135,000
                                                  ------------
                                                     1,390,000
                                                  ------------
 Transportation & Shipping (1.1%)
 Federal Express
 9.88%, 4/1/02                          1,250,000    1,407,812
                                                  ------------
                                                     1,407,812
                                                  ------------
 Utilities (12.2%)
 Avon Energy Partners Holdings
 7.05%, 12/11/07                        1,000,000    1,046,250
 BVPS II Funding
 8.33%, 12/1/07                         1,490,000    1,614,787
 Cleveland Electric
 7.63%, 8/1/02                          1,000,000    1,033,750
 Commonwealth Edison
 8.63%, 2/1/22                          1,000,000    1,101,250
 Connecticut Light and Power
 7.25%, 7/1/99                            748,000      748,935
 Consumers Energy
 6.50%, 6/15/05                           500,000      507,500
 Duquesne Light
 8.70%, 6/1/16                            985,000    1,093,350
 Empresa Nacional Electric
 7.75%, 7/15/08                           450,000      426,938
 Hyder
 6.88%, 12/15/07                        1,000,000    1,035,000

The accompanying notes are an integral part of the financial statements.

                                                        Par      Market or
 Public Debt Securities (continued)                    Amount    Fair Value
----------------------------------------------------------------------------
 Utilities (continued)
 New England Telephone & Telegraph
 9.00%, 8/1/31                                       $1,000,000 $  1,130,000
 Niagara Mohawk Power
 9.25%, 10/1/01                                         500,000      546,250
 PacifiCorp
 7.00%, 7/15/09                                         500,000      548,125
 8.29%, 12/30/11                                      1,000,000    1,215,031
 Philadelphia Electric
 7.13%, 9/1/02                                        1,500,000    1,590,000
 8.50%, 5/1/22                                          500,000      544,375
 System Energy Resources
 7.80%, 8/1/00                                        1,000,000    1,025,000
 Texas Utilities
 7.38%, 8/1/01                                        1,000,000    1,040,000
                                                                ------------
                                                                  16,246,541
                                                                ------------
   Total Public Debt Securities (cost $95,040,359)                99,249,689
                                                                ------------
 Private Placement Securities--Debt (21.7%)
----------------------------------------------------------------------------
 Accounting Firms (0.8%)
 Deloitte & Touche LLP
 7.41%, 10/1/11                                       1,000,000    1,065,100
                                                                ------------
                                                                   1,065,100
                                                                ------------
 Banking (2.4%)
 Anglo Irish Bank
 9.10%, 9/30/06                                       1,000,000    1,136,800
 Banco Nacional de Mexico
 7.57%, 1/1/01                                          500,000      504,750
 First Hawaiian Bank 144A
 6.93%, 12/1/03                                         500,000      531,250
 Interbank/AKK Trust
 9.00%, 2/28/01                                         500,000      499,050
 Wells Fargo Capital 144A
 8.13%, 12/1/26                                         500,000      563,125
                                                                ------------
                                                                   3,234,975
                                                                ------------
 Building & Materials (0.2%)
 Cemex 144A
 10.00%, 11/5/99                                        250,000      253,125
                                                                ------------
                                                                     253,125
                                                                ------------
 Chemicals (1.3%)
 Dow Chemical
 17.25%, 1/2/03                                       1,396,983    1,720,524
                                                                ------------
                                                                   1,720,524
                                                                ------------

The accompanying notes are an integral part of the financial statements.

                                                     Par      Market or
 Private Placement Securities--Debt (continued)     Amount    Fair Value
-------------------------------------------------------------------------
 Consumer Products (0.1%)
 Behr Process Floating Senior Note
 7.31%, 3/31/04                                   $  116,814 $    116,814
 7.56%, 3/31/05                                       77,876       77,876
                                                             ------------
                                                                  194,690
                                                             ------------
 Electronics & Electrical Equipment (0.4%)
 Spectrascan
 11.25%, 6/30/06                                     500,000      500,000
                                                             ------------
                                                                  500,000
                                                             ------------
 Finance (6.9%)
 Avianca Airline Ticket Receivable Trust
 8.75%, 12/24/05                                     500,000      519,000
 DLJ Mortgage Acceptance Corporation
 Series 1995-QT4 Class A
 8.18%, 6/26/25                                      907,485      245,021
 Fort Wayne Capital Trust 144A
 9.85%, 4/15/27                                    1,000,000    1,233,800
 Goldman Sachs Group 144A
 7.20%, 3/1/07                                       500,000      528,125
 Guangdong International Trust & Investment 144A
 8.75%, 10/24/16                                     500,000      313,750
 Louis Dreyfus
 8.43%, 07/15/01                                   1,000,000    1,040,600
 Merrill Lynch CLO 98 Pilgrim 2 144A
 6.62%, 9/23/09                                    1,000,000      970,700
 Mutual Fund Fee Trust IV
 7.99%, 1/31/05                                      686,626      701,731
 NAL Auto Trust
 7.30%, 12/15/00                                     121,372      121,448
 PM Holding
 13.50%, 10/30/04                                    500,000      483,000
 Progress Cap Holdings 144A
 6.88%, 8/1/01                                     1,000,000    1,036,250
 Refco Group
 8.21%, 5/16/02                                      800,000      825,360
 Scotia Pacific 144A
 7.11%, 1/20/14                                      500,000      466,550
 Union Acceptance
 8.53%, 8/1/02                                       800,000      749,000
                                                             ------------
                                                                9,234,335
                                                             ------------

The accompanying notes are an integral part of the financial statements.

                                                      Par      Market or
 Private Placement Securities--Debt (continued)      Amount    Fair Value
--------------------------------------------------------------------------
 Food, Beverage & Tobacco (1.6%)
 Cambuhy Export Trust
 8.12%, 7/5/01                                     $  284,021 $    290,781
 Coca-Cola Femsa SA DE 144A
 9.40%, 8/15/04                                     1,000,000    1,076,200
 Dairy Farmers of America Preferred Capital Trust
 7.38%, 10/2/12                                       500,000      516,450
 Gruma SA DE CV 144A
 7.63%, 10/15/07                                      250,000      223,125
                                                              ------------
                                                                 2,106,556
                                                              ------------
 Leisure, Lodging & Entertainment (1.1%)
 New Boston Garden
 8.45%, 9/22/15                                       934,073    1,031,590
 United States Playing Card
 12.00%, 11/18/04                                     500,000      500,000
                                                              ------------
                                                                 1,531,590
                                                              ------------
 Metals & Mining (1.1%)
 Centennial Resources
 13.00%, 10/31/03                                     500,000            -
 Soc Quimica Y Minera De 144A
 7.70%, 9/15/06                                     1,000,000    1,006,250
 Steel Technologies
 8.52%, 3/1/05                                        500,000      523,100
                                                              ------------
                                                                 1,529,350
                                                              ------------
 Miscellaneous (2.6%)
 BEA
 6.72%, 6/15/10                                     1,000,000    1,042,300
 BSI Holdings
 10.25%, 9/30/05                                      330,000      330,000
 Earle Palmer Brown
 14.00%, 12/16/04                                     500,000      389,240
 Stackpole Magnetic Systems
 13.50%, 10/15/05                                     380,000      380,000
 Taegu Metropolitan City
 8.13%, 03/05/99                                    1,000,000      997,500
 Turkiye Vakiflar Bankasi T.A.O.
 7.79%, 12/22/00                                      372,011      375,954
                                                              ------------
                                                                 3,514,994
                                                              ------------
 Natural Gas (0.8%)
 Suburban Propane L.P.
 7.54%, 6/30/11                                     1,000,000    1,044,000
                                                              ------------
                                                                 1,044,000
                                                              ------------

The accompanying notes are an integral part of the financial statements.

                                                         Par      Market or
 Private Placement Securities--Debt (continued)         Amount    Fair Value
-----------------------------------------------------------------------------
 Paper & Forest Products (1.0%)
 Fibermark
 9.38%, 10/15/06                                      $  250,000 $    253,125
 West Fraser Mills
 8.44%, 6/30/04                                        1,000,000    1,033,500
                                                                 ------------
                                                                    1,286,625
                                                                 ------------
 Real Estate (0.3%)
 Carramerica Realty 144A
 6.63%, 3/1/05                                           400,000      388,500
                                                                 ------------
                                                                      388,500
                                                                 ------------
 Retail (0.0%)
 Murray's Discount Auto Stores
 11.00%, 9/30/03                                         500,000       20,000
                                                                 ------------
                                                                       20,000
                                                                 ------------
 Utilities (1.1%)
 Houston Lighting & Power Company
 9.80%, 2/15/99                                        1,500,000    1,508,280
                                                                 ------------
                                                                    1,508,280
                                                                 ------------
   Total Private Placement Debt (cost $29,607,769)                 29,132,644
                                                                 ------------
                                                      Number of
 Private Placement Securities--Equities (1.2%)          Shares
-----------------------------------------------------------------------------
 Leisure, Lodging & Entertainment (0.1%)
 Bicycle Holdings*                                             8      146,371
                                                                 ------------
                                                                      146,371
                                                                 ------------
 Miscellaneous (0.8%)
 Global Crossing*                                         19,800      893,475
 Stackpole Magnetic Systems Class B                      120,000      120,000
                                                                 ------------
                                                                    1,013,475
                                                                 ------------
 Warrants (0.3%)
 Centennial Coal*                                             41            -
 Earle Palmer Brown Class A*                                  15        3,280
 Earle Palmer Brown Class B*                                 492      107,587
 Huron Technology*                                         6,200      226,540
 Murray's Discount Auto Stores*                               25            -
 PSC*                                                     16,250       33,313
 Stackpole Magnetic Systems*                              54,582            -
 WPM Holdings*                                               110       17,215
                                                                 ------------
                                                                      387,935
                                                                 ------------
   Total Private Placement Equities (cost $466,701)                 1,547,781
                                                                 ------------

The accompanying notes are an integral part of the financial statements.

                                                      Number of   Market or
 Preferred Stock (1.2%)                                 Shares    Fair Value
------------------------------------------------------------------------------

 Finance (1.2%)

 Salomon Financing Trust I                                20,000 $    532,500

 Transcanada Capital                                      40,000    1,045,000
                                                                 ------------
   Total Preferred Stocks (cost $1,542,000)                         1,577,500
                                                                 ------------

 Common Stock (0.0%)
------------------------------------------------------------------------------

 Healthcare & Pharmaceuticals (0.0%)

 Paracelsus Healthcare                                     5,825        9,102
                                                                 ------------
   Total Common Stock (cost $48,190)                                    9,102
                                                                 ------------

 Partnerships (0.3%)
------------------------------------------------------------------------------

 KBP Holdings*                                                 1      300,000

 KBSI Partnership*                                             1      144,000

 MDAS Investors*                                               1            -
                                                                 ------------
   Total Partnerships (cost $443,622)                                 444,000
                                                                 ------------

                                                         Par
 Short-Term Investments (1.7%)                          Amount
------------------------------------------------------------------------------

 Signal Finance Mortgage
 5.75%, 1/4/99                                        $2,300,000    2,300,000
                                                                 ------------
   Total Short-Term Investments (cost $2,300,000 )                  2,300,000
                                                                 ------------
   Total Market Value of Securities (100.1%) (cost
   $129,448,641)                                                  134,260,716
 Liabilities Net of Receivables and Other Assets (-
 0.1%)                                                               (125,689)
                                                                 ------------
 Net Assets (100.0%)                                             $134,135,027
                                                                 ------------
 Net Asset Value Per Share of Common Stock
 Outstanding ($134,135,027 Less Variable Term
 Preferred Stock at Liquidation Value of $40,000,000
 Divided by 7,032,569 Shares of Common Stock
 Outstanding)                                                    $      13.39
                                                                 ============

 Preferred Stock, par value $1.00 per share
 (authorized 1,000,000 shares) Variable Term
 Preferred Stock (VTP), issued and outstanding
 40,000 shares, liquidation preference $1,000 per
 share                                                             40,000,000

 Common Stock, par value $1.00 per share (authorized
 10,000,000 shares), issued and outstanding
 7,032,569 shares                                                   7,032,569

 Proceeds in excess of par value of shares issued                  82,238,424

 Undistributed realized gain on investments, net of
 taxes paid                                                           170,365

 Undistributed net investment loss                                   (118,406)

 Net unrealized appreciation of investments                         4,812,075
                                                                 ------------
   Total Net Assets                                              $134,135,027
                                                                 ============

*Non income producing security
The accompanying notes are an integral part of the financial statements.

Lincoln National Income Fund, Inc.
Statement of Operations
Year Ended December 31, 1998

Investment Income:
 Interest                                               $10,562,956
 Dividends                                                  227,955
-------------------------------------------------------------------
  Total Investment Income                                10,790,911
Expenses:
 Management fees -- Note C                                1,172,539
 Variable term preferred stock fees                         114,803
 Directors fees                                              87,917
 Professional fees                                           57,862
 Printing, stationery, & supplies                            43,404
 Stock transfer & dividend disbursing fees                   18,598
 New York Stock Exchange fee                                 17,670
 Postage & mailing fees                                      15,746
 Custodian & registrar fees                                   9,797
 Other                                                       17,400
-------------------------------------------------------------------
  Total Operating Expenses                                1,555,736
  Net Investment Income                                   9,235,175
Net Realized and Unrealized Gain (Loss) on Investments
Transactions:

Net realized gain on investment transactions               547,870
Net change in unrealized depreciation of investments      (257,904)
-------------------------------------------------------------------
  Net Realized and Unrealized Gain on Investments          289,966
-------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations  $9,525,141
-------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Lincoln National Income Fund, Inc.
Statements of Changes in Net Assets

                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       1998          1997
------------------------------------------------------------------------------
Changes from Operations:
Net investment income                              $  9,235,175  $  9,577,539
Net realized gain on investments                        547,870     3,030,309
Net change in unrealized depreciation of
investments                                            (257,904)     (368,480)
------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
  Operations                                          9,525,141    12,239,368
Changes from Capital Share Transactions:
Par value of shares issued under dividend
reinvestment plan                                       200,374             -
Proceeds in excess of par value for shares issued
under dividend reinvestment plan                      2,522,734             -
------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions        2,723,108             -
Distributions to Shareholders from Net Investment
Income:
Common shareholders                                  (7,188,525)   (8,266,956)
Preferred shareholders                               (2,235,024)   (1,539,469)
------------------------------------------------------------------------------
  Total Distributions to Shareholders from Net
  Investment Income                                  (9,423,549)   (9,806,425)
Distributions to Shareholders from Net Realized
Gains:
Common shareholders                                    (322,096)   (2,117,980)
Preferred shareholders                                  (99,859)     (636,338)
------------------------------------------------------------------------------
  Total Distributions to Shareholder from the
  Realized Gains                                       (421,955)   (2,754,318)
------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets             2,402,745      (321,375)
------------------------------------------------------------------------------
Net Assets, beginning of year                       131,732,282   132,053,657
------------------------------------------------------------------------------
  Net Assets, End of Year                          $134,135,027  $131,732,282
------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Lincoln National Income Fund, Inc.
Statements of Cash Flows

                                                     Year Ended    Year Ended
                                                    December 31,  December 31,
                                                        1998          1997
-------------------------------------------------------------------------------
Operating Activities:
 Interest Received                                  $ 10,507,376  $ 11,070,191
 Dividends Received                                      288,780       214,745
 Operating Expenses Paid                              (1,482,821)   (1,498,516)
 Purchase of investments securities                  (29,938,261)  (29,429,640)
 Proceeds from sale of investment securities          29,033,490    30,690,334
 Net proceeds of short-term investments                1,093,752     1,307,210
-------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities            9,502,316    12,354,324
Financing Activities:
 Distributions paid to common and preferred
 shareholders                                        (12,257,902)  (12,005,560)
 Increase from capital share transactions              2,723,108             -
-------------------------------------------------------------------------------
  Net Cash Used in Financing Activities               (9,534,794)  (12,005,560)
-------------------------------------------------------------------------------
  Increase (Decrease) in Cash                            (32,478)      348,764
-------------------------------------------------------------------------------
Cash at Beginning of Year                                441,065        92,301
-------------------------------------------------------------------------------
  Cash at End of Year                                   $408,587      $441,065
Reconciliation of Increase in Net Assets
Resulting from Operations to Net Cash Provided by
Operating Activities:
Net increase in net assets resulting from
operations                                          $  9,525,141  $ 12,239,368
Reconciling Adjustments:
 Net proceeds of investment securities                   188,981     2,567,904
 Net realized and unrealized (gain) loss on
 investments                                            (289,966)   (2,661,829)
 Discount accretion on investment income receivable     (181,689)       (7,408)
 Increase in accrued investment income receivable        126,110       246,973
 Increase (Decrease) in accrued dividend receivable       60,825       (31,475)
 Increase in accrued expenses                             72,914           791
-------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities         $  9,502,316  $ 12,354,324

The accompanying notes are an integral part of the financial statements.

Lincoln National Income Fund, Inc.
Financial Highlights

(Selected data for each share of            Year Ended December 31,
common                              -------------------------------------------
stock outstanding throughout the
year)                                   1998      1997      1996      1995
-------------------------------------------------------------------------------

Net Asset Value, Beginning of Year  $  13.43  $  13.47  $  14.22  $  12.25

Income from investment operations:

Net investment income                   1.32      1.40      1.44      1.46

Net realized and unrealized gain
(loss) on investments                   0.06      0.39     (0.41)     2.17
-------------------------------------------------------------------------------
  Total from Investment Operations      1.38      1.79      1.03      3.63

Reduction--stock rights offering          -         -         -          -

Preferred stock underwriting
discounts and offering costs              -         -         -          -

Less dividends and distributions:

Dividends from net investment
income:

 To preferred shareholders             (0.31)    (0.22)    (0.24)    (0.29)

 To common shareholders                (1.04)    (1.21)    (1.21)    (1.16)

Distributions from net realized
gains:

 To preferred shareholders             (0.01)    (0.09)    (0.07)    (0.05)

 To common shareholders                (0.06)    (0.31)    (0.26)    (0.16)
-------------------------------------------------------------------------------
  Total Distributions                  (1.42)    (1.83)    (1.78)    (1.66)
-------------------------------------------------------------------------------
Net Asset Value, End of Year        $  13.39  $  13.43  $  13.47  $  14.22
-------------------------------------------------------------------------------

Per Share Market Value, End of
Year                                $  14.19  $  13.06  $  12.50  $  13.63

Total Investment Return
 (based on Market Value)              17.42%    17.12%     2.42%    39.07%

Ratios and Supplemental Data:

Net assets, end of year (000
omitted)                            $134,135  $131,732  $132,054  $137,163

Ratio of expenses to average net
assets                                 1.16%     1.12%     1.11%     1.14%

Ratio of net investment income to
average net assets                     6.84%     7.17%     7.32%     7.44%

Portfolio Turnover                    19.78%    22.63%    22.73%    26.98%

The accompanying notes are an integral part of the financial statements.

Lincoln National Income Fund, Inc.
Financial Highlights

(Selected data for each               Year Ended December 31,
share of common          -------------------------------------------------------
stock outstanding
throughout the year)         1994      1993      1992     1991     1990     1989
---------------------------------------------------------------------------------

Net Asset Value,
Beginning of Year        $  14.63  $  14.18  $  14.85  $ 13.40  $ 14.44  $ 13.35

Income from investment
operations:

Net investment income        1.47      1.56      1.36     1.15     1.17     1.15

Net realized and
unrealized gain (loss)
on investments              (2.18)     0.92     (0.01)    1.45    (1.03)    1.11
---------------------------------------------------------------------------------
  Total from Investment
  Operations                (0.71)     2.48      1.35     2.60     0.14     2.26

Reduction--stock rights
offering                    (0.10)       -         -        -        -        -

Preferred stock
underwriting discounts
and offering costs              -        -      (0.23)      -        -        -

Less dividends and
distributions:

Dividends from net
investment income:

 To preferred
 shareholders               (0.27)    (0.19)    (0.08)      -        -        -

 To common shareholders     (1.20)    (1.31)    (1.31)   (1.15)   (1.18)   (1.16)

Distributions from net
realized gains:

 To preferred
 shareholders               (0.02)    (0.07)    (0.03)      -        -         -

 To common shareholders     (0.08)    (0.46)    (0.37)      -        -     (0.01)
---------------------------------------------------------------------------------
  Total Distributions       (1.57)    (2.03)    (1.79)   (1.15)   (1.18)   (1.17)
---------------------------------------------------------------------------------
Net Asset Value, End of
Year                     $  12.25  $  14.63  $  14.18  $ 14.85  $ 13.40  $ 14.44
---------------------------------------------------------------------------------

Per Share Market Value,
End of Year              $  10.75  $  15.00  $  14.31  $ 13.81  $ 11.88  $ 12.94

Total Investment Return
 (based on Market Value)  (19.80%)   17.17%    15.78%   25.96%    0.87%   18.80%

Ratios and Supplemental
Data:

Net assets, end of year
(000 omitted)            $123,683  $113,181  $109,466  $72,752  $65,652  $70,740

Ratio of expenses to
average net assets          1.19%     1.17%     1.00%    0.97%    0.97%    0.96%

Ratio of net investment
income to average net
assets                      7.31%     6.76%     7.56%    8.05%    8.49%    8.04%

Portfolio Turnover         33.64%    43.72%    97.63%   15.07%   28.85%   44.46%

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


Note A--Summary of Accounting Policies

Lincoln National Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments

Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the period to the next expected call date.
 Investments in securities traded on a national exchange are valued at their last reported sale price on the date of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported mean price. Securities which are restricted in reliance with SEC Rule 144A, are valued at a composite price as determined by a pricing source. If a composite price from a pricing source is not available, values are based on the last reported mean price on the date of valuation from the issuance's underwriter or independent broker. Money Market securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.
 Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.
 The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons.
 Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed. As of December 31, 1998, the Fund held $31,124,425 of fair valued securities, representing 23.2% of the Fund.

Income Taxes

It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other

Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received.
 Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and paid every 28 days.

Note B--Investments

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.
 The following is a summary of registration rights pertaining to private placement securities held by the Fund:
1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free "piggyback" registration rights.
2) Warrants owned by the Fund do not carry registration rights.
3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.
 The following is a list of private placements securities with initial purchase date and cost amount:

Private Placements

 Private Placement Securities--      Date of      Par                Market or
 Debt                                Purchase    Amount      Cost    Fair Value
-------------------------------------------------------------------------------
 Anglo Irish Bank
 9.10%, 9/30/06                      9/30/1994 $1,000,000 $1,000,000 $1,136,800
 Avianca Airline Ticket Receivable
 Trust
 8.75%, 12/24/05                    12/24/1997    500,000    500,000    519,000
 Banco Nacional de Mexico
 7.57%, 1/1/01                       11/5/1996    500,000    499,982    504,750
 BEA
 0.00%, 6/15/10                      4/21/1998  1,000,000    963,239  1,042,300
 Behr Process Floating Senior Note
 7.31%, 3/31/04                      7/15/1997    116,814    116,814    116,814
 7.56%, 3/31/05                      7/15/1997     77,876     77,876     77,876
 BSI Holdings
 10.25%, 9/30/05                     1/23/1998    330,000    330,000    330,000
 Cambuhy Export Trust
 8.12%, 7/5/01                       6/11/1996    284,021    284,021    290,781
 Carramerica Realty 144A
 6.63%, 3/1/05                       2/18/1998    400,000    397,956    388,500
 Cemex 144A
 10.00%, 11/5/99                    12/28/1994    250,000    222,500    253,125
 Centennial Resources
 13.00%, 10/31/03                    8/29/1996    500,000    500,000          -
 Coca-Cola Femsa SA DE 144A
 9.40%, 8/15/04                       8/5/1994  1,000,000  1,000,000  1,076,200
 Dairy Farmers of America
 Preferred Capital Trust
 7.38%, 10/2/12                      10/2/1998    500,000    500,000    516,450
 Deloitte & Touche LLP
 7.41%, 10/1/11                      9/25/1996  1,000,000  1,000,000  1,065,100
 DLJ Mortgage Acceptance
 Corporation
 Series 1995-QT4 Class A
 8.18%, 6/26/25                      1/25/1996    907,485    921,665    245,021
 Dow Chemical
 17.25%, 1/2/03                      3/25/1992  1,396,983  1,396,983  1,720,524
 Earle Palmer Brown
 14.00%, 12/16/04                   12/31/1998    500,000    389,162    389,240
 Fibermark
 9.38%, 10/15/06                     1/17/1997    250,000    256,875    253,125
 First Hawaiian Bank 144A
 6.93%, 12/1/03                      5/28/1997    500,000    488,050    531,250
 Fort Wayne Capital Trust 144A
 9.85%, 4/15/27                      4/14/1997  1,000,000  1,000,000  1,233,800
 Goldman Sachs Group 144A
 7.20%, 3/1/07                       2/26/1997    500,000    499,750    528,125
 Gruma SA DE CV 144A
 7.63%, 10/15/07                     10/2/1997    250,000    249,580    223,125

 Private Placement Securities--    Date of      Par                Market or
 Debt (continued)                  Purchase    Amount      Cost    Fair Value
-----------------------------------------------------------------------------
 Guangdong International Trust &
 Investment 144A
 8.75%, 10/24/16                  10/17/1996 $  500,000 $  498,600 $  313,750
 Houston Lighting & Power
 9.80%, 2/15/99                    2/17/1989  1,500,000  1,467,165  1,508,280
 Interbank/AKK Trust
 9.00%, 2/28/01                     7/8/1997    500,000    485,930    499,050
 Louis Dreyfus
 8.43%, 07/15/01                   7/20/1994  1,000,000  1,000,000  1,040,600
 Merrill Lynch CLO 98 Pilgrim 2
 144A
 6.62%, 9/23/09                    4/14/1998  1,000,000  1,000,000    970,700
 Murray's Discount Auto Stores
 11.00%, 9/30/03                   10/2/1995    500,000    478,000     20,000
 Mutual Fund Fee Trust IV
 7.99%, 1/31/05                    4/21/1997    686,626    686,626    701,731
 NAL Auto Trust
 7.30%, 12/15/00                   9/26/1996    121,372    121,296    121,448
 New Boston Garden
 8.45%, 9/22/15                    9/22/1995    934,073    934,073  1,031,590
 PM Holding
 13.50%, 10/30/04                 10/31/1998    500,000    483,000    483,000
 Progress Cap Holdings 144A
 6.88%, 8/1/01                     8/21/1996  1,000,000  1,000,000  1,036,250
 Refco Group
 8.21%, 5/16/02                     5/8/1995    800,000    800,000    825,360
 Scotia Pacific 144A
 7.11%, 1/20/14                     7/9/1998    500,000    500,000    466,550
 Soc Quimica Y Minera De 144A
 7.70%, 9/15/06                    3/16/1998  1,000,000  1,022,370  1,006,250
 Spectrascan
 11.25%, 6/30/06                   7/12/1996    500,000    490,000    500,000
 Stackpole Magnetic Systems
 13.50%, 10/15/05                   9/1/1995    380,000    351,500    380,000
 Steel Technologies
 8.52%, 3/1/05                      2/6/1995    500,000    523,100    523,100
 Suburban Propane L.P.
 7.54%, 6/30/11                     3/7/1996  1,000,000  1,000,000  1,044,000
 Taegu Metropolitan City
 8.13%, 03/05/99                    3/5/1998  1,000,000    995,918    997,500
 Turkiye Vakiflar Bankasi T.A.O.
 7.79%, 12/22/00                  12/22/1997    372,011    372,011    375,954
 Union Acceptance
 8.53%, 8/1/02                     6/23/1997    800,000    812,728    749,000
 United States Playing Card
 Company
 12.00%, 11/18/04                 11/18/1994    500,000    470,000    500,000

 Private Placement               Date of      Par                  Market or
 Securities--Debt (continued)    Purchase    Amount      Cost     Fair Value
-----------------------------------------------------------------------------
 Wells Fargo Capital 144A
 8.13%, 12/1/26                  12/3/1996 $  500,000 $   521,000 $   563,125
 West Fraser Mills
 8.44%, 6/30/04                  4/15/1994  1,000,000   1,000,000   1,033,500
                                                      ----------- -----------
     Total Private Placement Debt                     $29,607,769 $29,132,644
                                                      ----------- -----------
 Private Placement                         Number of
 Securities--Equities                        Shares
-----------------------------------------------------------------------------
 Bicycle Holdings               11/18/1994          8      30,000     146,371
 Centennial Coal                 8/29/1996         41           -           -
 Earle Palmer Brown Class A     12/31/1998         15       3,280       3,280
 Earle Palmer Brown Class B     12/31/1998        492     107,587     107,587
 Global Crossing                 6/30/1997     19,800           -     893,475
 Huron Technology                2/20/1995      6,200     128,334     226,540
 Murray's Discount Auto Stores   10/2/1995         25      22,000           -
 PSC                             7/12/1996     16,250      10,000      33,313
 Stackpole Magnetic Class B       9/1/1995    120,000     120,000     120,000
 Stackpole Magnetic Systems       9/1/1995     54,582      28,500           -
 WPM Holdings                   10/30/1998        110      17,000      17,215
                                                      ----------- -----------
     Total Private Placement Equity                   $   466,701 $ 1,547,781
                                                      ----------- -----------

The SEC requires that, as of the date a private placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided.
 The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $29,938,261 and $29,013,868 respectively, for the year ended December 31, 1998.

Note C--Management Fees and Other Transactions with Affiliates

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .1875% of net assets of the Fund as of the close of business on the last business day of the quarter (.75% on an annual basis) plus 1.50% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock.
 Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund. In addition, Delaware Service Company, which is an affiliate of the Advisor, provides accounting and administrative services for the fund and is paid directly by the advisor.

Note D--Income Taxes

The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1998, the aggregate gross unrealized appreciation of investments was $8,160,774 and the aggregate gross unrealized depreciation was $3,348,699.

Note E--Variable Term Preferred Stock

During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per shares. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, places restrictions on the payments of dividends on the Funds common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.
 During the year ended December 31, 1998 dividend rates have ranged from 4.80% to 5.50% and the average dividend rate was 5.36%.

Note F--Market and Credit Risk

The Fund may invest in securities that have high market or credit risk. These securities may be accompanied by a higher degree of susceptibility to adverse economic and competitive industry conditions.

Report of Independent Accountants

To the Shareholders and Board of Directors of Lincoln National Income Fund, Inc.

In our opinion, the accompanying statement of net assets of Lincoln National Income Fund, Inc. (the "Fund"), and the related statements of operations, of changes in net assets, and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Lincoln National Income Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets, and its cash flows, for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 19, 1999

Directors & Officers of the Fund

 Directors            Descriptions of Occupations and Responsibilities
 Thomas L. Bindley    President, Bindley Capital Corporation; Director, Midas, Inc.; Director, Lincoln National
                      Convertible Securities Fund, Inc., and Junior Achievement of Chicago member, Board of Vistors,
                      McDonough School of Business at Georgetown University
 Richard M. Burridge  Chairman, The Burridge Group, Inc.; Director, Cincinnati Financial Corporation; Lincoln National
                      Convertible Securities Fund Inc., Health Services Corporation of Illinois (Blue Cross of Illinois),
                      Chairman of the Board Fort Dearborn Income Securities, Inc.
 Adela Cepeda         President, A.C. Advisory, Inc.; Commissioner, Chicago Public Building Commission; Director, Lincoln
                      National Convertible Securities Fund, Inc.; Director and Vice President, Harvard Club of Chicago.
 Roger J. Deshaies    Senior Vice President, Finance, Bingham and Women's Hospital (Harvard Medical School teaching affiliate); Corporate Director of Partners Health System; Director, Lincoln National Convertible
                      Securities Fund, Inc.
 Charles G. Freund    Chairman Emeritus of the Board of Directors, Success National Bank at Lincolnshire; Director,
                      Mathers Fund, Inc.; Lincoln National Convertible Securities Fund, Inc.
 Thomas N. Mathers    Director, Lincoln National Convertible Securities Fund, Inc.; Vice President and Director, OFC
                      Meadowood Retirement Community.
 H. Thomas McMeekin   Executive Vice President and Chief Investment Officer, Lincoln National Corporation; President and
                      Director, Lincoln Investment Management Inc. and Lincoln National Convertible Securities Fund, Inc.;
                      Director, The Lincoln National Life Insurance Company, Lincoln National Investment Companies, Inc.,
                      Delaware Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Investment Advisors, Inc.
 Daniel R. Toll       Director, Kemper National Insurance Company, Lincoln National Convertible Securities Fund, Inc., &
                      Mallinckrodt, Inc.
 Officers
 H. Thomas McMeekin   President
 David A. Berry       Vice President
 David C. Fischer     Vice President
 David G. Humes       Vice President, Treasurer & Controller
 Cynthia A. Rose      Secretary

Corporate Information


Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent

Equiserve--First Chicago Division P.O. Box 2500 Jersey City NJ 07303-2500 1-800-317-4445

Investment Advisor

Lincoln Investment Management, Inc. 200 East Berry Street Fort Wayne, IN 46802 219-455-2210

Administrator

Delaware Service Company 1818 Market Street Philadelphia, PA 19103

Independent Accountants

PricewaterhouseCoopers LLP 2400 Eleven Penn Center Philadelphia, PA 19103

Stock Exchange

The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LND.

Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.
 To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.
 Shares will be held by Equiserve, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.
 There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.
 If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
 You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.
 For additional information on the Plan, please write Equiserve, P.O. Box 2500, Jersey City, NJ 07303-2500, or call 1-800-317-4445.

Lincoln Investment Management, Inc.
200 east Berry Street
Fort Wayne, Indiana 46802

Lincoln Investment Management, Inc. is the investment manager for the Lincoln National
Income Fund, Inc.




Form 12728-1 2/99

                      Lincoln National Income Fund, Inc.

                              1998 Annual Report